Exhibit 99.3

STOCKHOLDER SUPPORT AGREEMENT

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”), dated August 23, 2018, is entered into by and among NextDecade Corporation, a Delaware corporation (the “Company”), and each individual and entity listed on the signature pages hereto as a “Stockholder” (each, a “Stockholder”, and collectively, the “Stockholders”).  The Company and the Stockholders are sometimes individually referred to in this Agreement as a “Party” and collectively as the “Parties”.

WHEREAS, concurrently with the execution of this Agreement, the Company has entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Series B Preferred Stock Purchase Agreement”), dated August 23, 2018, with those certain other parties thereto referred to therein as “Purchasers” (the “Purchasers”), pursuant to which the Company has agreed to sell to the Purchasers, and the Purchasers have agreed to purchase from the Company, shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”), which Series B Preferred Stock Purchase Agreement is attached hereto as Exhibit A;

WHEREAS, the issuance of up to $50 million in Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement (the “Transactions”) are subject to approval by the stockholders of the Company (the “Required Approval”), and the Company has agreed to convene a special meeting of the stockholders of the Company (the “Special Meeting”) and solicit proxies to seek stockholder approval of the Transactions; and

WHEREAS, each Stockholder is a holder of issued and outstanding Common Stock, Series A Convertible Preferred Stock, or both, in the Company (“Voting Securities”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth in this Agreement, and intending to be legally bound hereby, each of the undersigned hereby agree as follows:

1. Definitions.  Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Series B Preferred Stock Purchase Agreement. For purposes of this Agreement, a Stockholder shall be deemed to “own,” “hold” or to have acquired “ownership” of a Voting Security if such Stockholder: (i) is the record owner of such Voting Security or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 of the Exchange Act of 1934) of such Voting Security.

2. Representations and Warranties of each Stockholder.  Each Stockholder, for himself, herself or itself only, represents and warrants that such Stockholder has all necessary approval and authorization to execute and deliver this Agreement and execute his, her or its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by such Stockholder, and when duly authorized, executed and delivered by the Company and the other Stockholders, constitutes the legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

3. Agreement to Vote For the Transactions. Each Stockholder hereby irrevocably agrees to vote (or cause to be voted) all Voting Securities owned or held by such Stockholder, or over which such Stockholder has voting control, in favor of the Required Approval at the Special Meeting.

4. No Withdrawal or Revocation.  During the term of this Agreement, each Stockholder agrees not to change or revoke its proxy, with respect to the Voting Securities he, she or it owns in favor of the Transactions; and agrees to vote against (A) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Series B Preferred Stock Purchase Agreement, and (B) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions or the fulfillment of any of the Company’s conditions under the Series B Preferred Stock Purchase Agreement or change in any manner the voting rights of any Voting Securities.

5. No Voting Trusts or Other Arrangement.  Except as set forth herein, each Stockholder agrees that such Stockholder will not, and will not permit any entity under such Stockholder’s control to, deposit any Voting Securities in a voting trust, grant any proxies with respect to the Voting Securities or subject any of the Voting Securities to any arrangement with respect to the voting of the Voting Securities.  Each Stockholder hereby revokes any and all previous proxies and attorneys in fact with respect to the Voting Securities.

6. Transfer and Encumbrance.Each Stockholder agrees that during the term of this Agreement, such Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of his, her or its Voting Securities or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of his, her or its Voting Securities or such Stockholder’s voting or economic interest therein except to an affiliate or to a transferee who executes and delivers a counterpart to this Agreement or an agreement in form and substance reasonably satisfactory to the Company agreeing to be bound by the terms of this Agreement; provided that in the case of a Transfer to an affiliate, such affiliate shall be, upon the consummation of the Transfer, subject to the restrictions contained herein and otherwise become a “Party” for purposes of this Agreement.  Any attempted Transfer of Voting Securities or any interest therein in violation of this Section 6 shall be null and void.

7. Termination.  This Agreement shall terminate upon the earlier of: (a) the Closing Date of the Series B Preferred Stock Purchase Agreement and (b) October 31, 2018.  Upon termination, no party shall have any further obligations or liabilities under this Agreement.

8. No Agreement as Director or Officer.  Each Stockholder is signing this Agreement solely in his, her or its capacity as a Stockholder.  No Stockholder makes any agreement or understanding in this Agreement in such Stockholder’s capacity as a director or officer, as applicable, of the Company or any of its respective subsidiaries (if a Stockholder holds such office).  Nothing in this Agreement will limit or affect any actions or omissions taken by a Stockholder in his, her or its capacity as a director or officer of the Company, and no actions or omissions taken in any Stockholder’s capacity as a director or officer shall be deemed a breach of this Agreement.  Nothing in this Agreement will be construed to prohibit, limit or restrict a Stockholder from exercising his or her fiduciary duties as an officer or director to the Company, as applicable.

9. Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person or by e-mail, (b) on the next business day when sent by overnight courier, or (c) on the second succeeding business day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses:

If to the Company, to:

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

Attention: Krysta De Lima, General Counsel

Telephone: (832) 403-2198

Email: krysta@next-decade.com

with a copy (which shall not constitute notice), to:

King & Spalding LLP

1100 Louisiana Street, Suite 4000

Houston, Texas 77002

Attention: Jeffery K. Malonson

Telephone: (713) 751-3275

Email: jmalonson@kslaw.com

If to a Stockholder, in accordance with such Stockholder’s signature page hereto, with a copy (which shall not constitute notice), to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Jaclyn L. Cohen

Telephone: (212) 310-8891

Email: jackie.cohen@weil.com

and

King & Spalding LLP

1100 Louisiana Street, Suite 4000

Houston, Texas 77002

Attention: Jeffery K. Malonson

Telephone: (713) 751-3275

Email: jmalonson@kslaw.com

10.	Miscellaneous.

(a) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(b) This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including by operation of law, by any Party without the prior written consent of the other Parties; provided, however, that any Stockholder shall be permitted to assign its rights, interests or obligations hereunder to an affiliate to whom such Stockholder Transfers its related Voting Securities or such Stockholder’s related voting or economic interest therein without any prior written consent.

(c) The Article and Section headings contained in this Agreement are exclusively for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

(d) Each Party hereby irrevocably agrees that any action, suit or proceeding between or among the Parties arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement (a “Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware or the federal courts located in the State of Delaware, and each Party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum.  During the period a Legal Dispute that is filed in accordance with this Section 10(d) is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court.  Each Party hereby waives, and shall not assert as a defense in any Legal Dispute, that (i) such Party is not personally subject to the jurisdiction of the above named courts for any reason, (ii) such action, suit or proceeding may not be brought or is not maintainable in such court, (iii) such Party’s property is exempt or immune from execution, (iv) such action, suit or proceeding is brought in an inconvenient forum, or (v) the venue of such action, suit or proceeding is improper.  A final judgment in any action, suit or proceeding described in this Section 10(d) following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws.  EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO.  IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

(e) This Agreement constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement.  Each Party acknowledges and agrees that, in entering into this Agreement, such Party has not relied on any promises or assurances, written or oral, that are not reflected in this Agreement.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

(g) The Parties acknowledge that the rights of each Party to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have no adequate remedy at law.  Accordingly, the Parties agree that such non-breaching Party shall have the right, in addition to any other rights and remedies existing in their favor at Law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security), including any order, injunction or decree sought by the Company to cause any Stockholder to perform its agreements and covenants contained in this Agreement.  Each Party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.

(h) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or e-mail shall be as effective as delivery of a manually executed counterpart of the Agreement.

(i) This Agreement may be amended, modified or supplemented at any time only by written agreement of the Parties.
(j) Each Party shall execute and deliver such additional documents as may be necessary or desirable to effect the matters contemplated by this Agreement.

(k) The undersigned agree that, other than this Agreement and the Transactions, there is not and has not been any other agreement, arrangement or understanding between the Parties with respect to the matters set forth herein.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Parties have executed this Stockholder Support Agreement as of the day and year first above written.

COMPANY: NEXTDECADE CORPORATION
By:	/s/ Matthew Schatzman
	Name:	Matthew Schatzman
	Title:	President and CEO

[Signature Page to Stockholder Support Agreement]

STOCKHOLDER:

HCN LP,

Halcyon Solutions Master Fund LP,

Halcyon Mount Bonnell Fund LP,

Halcyon Energy, Power and Infrastructure Capital Fund LP,

Halcyon Energy, Power, and Infrastructure Capital Holdings LLC

Halcyon Energy, Power, and Infrastructure Capital Holdings Offshore LLC

By: Halcyon Capital Management LP, their Investment Manager

By:	/s/ John Freese
	Name:	John Freese
	Title:	Authorized Signatory

By:	/s/ Suzanne McDermott
	Name:	Suzanne McDermott
	Title:	Authorized Signatory

Percent of Outstanding Company Voting Securities held by Stockholder8.24%

Address for notice purposes

Halcyon Capital Management LP

[●]

[●]

Attention: [●]

Telephone: [●]

Facsimile: [●]

E-mail: [●]

[Signature Page to Stockholder Support Agreement]